UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 12, 2024
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter): ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant's Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm.

On February 12, 2024, the Audit Committee of the Board of Directors of PBF Energy Inc. ("PBF" or the "Company") notified Deloitte & Touche LLP ("Deloitte") they will be dismissed as PBF’s independent registered public accounting firm upon completion of the 2023 audit, which occurred on February 15, 2024.

Regarding PBF, for the years ended December 31, 2023 and 2022, there were no "disagreements" (as that term is defined in Item 304(a)(l )(iv) of Regulation S-K promulgated by the Securities and Exchange Commission (the "SEC") pursuant to the Securities Exchange Act of 1934, as amended ("Regulation S-K")) with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Deloitte's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no "reportable events" as defined in Item 304(a)(l)(v) of Regulation S-K.

Deloitte's reports for the years ended December 31, 2023 and 2022 on the Company's consolidated financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

On February 12, 2024, management notified Deloitte that they will be dismissed as PBF Holding Company LLC's ("Holding") independent registered public accounting firm upon completion of the 2023 audit.

Regarding Holding, for the nine months ended September 30, 2023, and the years ended December 31, 2022 and 2021, there were no "disagreements" (as that term is defined in Item 304(a)(l )(iv) of Regulation S-K with Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to Deloitte's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports. There were no "reportable events" as defined in Item 304(a)(l)(v) of Regulation S-K.

Deloitte's reports for the years ended December 31, 2022 and 2021 on Holding's consolidated financial statements contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided Deloitte with a copy of the disclosures made in this Current Report on Form 8-K prior to its filing with the SEC and requested that Deloitte furnish the Company and Holding with a letter addressed to the SEC stating whether Deloitte agrees with the statements made herein. A copy of Deloitte's letter dated February 16, 2024, stating that Deloitte agrees with the statements made herein, is attached as Exhibit 16.1 hereto.

(b)Appointment of New Independent Registered Public Accounting Firm.

On February 12, 2024, the Audit Committee approved the engagement of KPMG LLP ("KPMG") as its new independent registered public accounting firm. KPMG’s appointment will be for the Company’s fiscal year ending December 31, 2024, and related interim periods.

For the years ended December 31, 2023, 2022 and 2021, and through February 16, 2024 (the date KPMG was appointed), the Company did not consult KPMG with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's Consolidated Financial Statements, or any other matters or reportable events as defined in Item 304(a)(2)(i) and (ii) of Regulation S-K.
Item 9.01 - Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP to Securities and Exchange Commission dated February 16, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	February 16, 2024	PBF Energy Inc.
(Registrant)

		By:	/s/ Karen B. Davis
		Name:	Karen B. Davis
		Title:	Senior Vice President, Chief Financial
Officer

Date:	February 16, 2024	PBF Holding Company LLC
(Registrant)

		By:	/s/ Karen B. Davis
		Name:	Karen B. Davis
		Title:	Senior Vice President, Chief Financial
Officer